PROSPECTUS
April 20, 2008
As Amended June 13, 2008

                                                             (LAUDUS FUNDS LOGO)
                                                 COMMAND PERFORMANCE(TM)

LAUDUS MONDRIAN INSTITUTIONAL EMERGING MARKETS FUND

LAUDUS MONDRIAN INSTITUTIONAL INTERNATIONAL EQUITY FUND

ADVISER
Charles Schwab Investment Management, Inc.

SUBADVISER
Mondrian Investment Partners Limited

The Securities and Exchange Commission has not approved or disapproved of the shares described in this prospectus or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime. Please see the inside front cover of this prospectus for important privacy policy information.

SHAREHOLDER SERVICES
1-888-352-8387
WWW.LAUDUS.COM

 THIS IS NOT PART OF THE PROSPECTUS

A COMMITMENT TO YOUR PRIVACY
At the Laudus Funds our most important asset is our relationship with you. We are honored that you have entrusted us with your financial affairs, and we are committed to protecting the privacy of information we maintain about you. Establishing and adhering to an effective privacy policy, regarding proper handling and use, is an important part of that dedication.

Below, you will find details about Laudus Funds' commitment to protecting your privacy, including the types of information we collect about you and how we use and share that information. Our Privacy Policy applies to you only if you are an individual who invests directly in the funds by placing orders through the funds' sub-transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.

YOUR PRIVACY IS NOT FOR SALE
Simply put, we do not and will not sell your personal information to anyone, for any reason, at any time.

HOW WE COLLECT INFORMATION ABOUT YOU
We collect personal information about you in a number of ways.
- APPLICATION AND REGISTRATION INFORMATION.
We collect information from you when you open an account or utilize one of our services. We may also collect information from consumer reporting agencies to verify your identity in the account-opening process or if you apply for other financial products or services. The information we collect may include personal information such as your name, address, phone number, email address, Social Security number and date of birth, as well as details about your interests, investments and investment experience.
- TRANSACTION AND EXPERIENCE INFORMATION.
Once you have opened an account with us, we collect and maintain personal information about your account activity, including your transactions, balances, deposits, positions and history. This information allows us to administer your account and provide the services you have requested.
- THIRD-PARTY INFORMATION PROVIDERS.
We may collect information about you from information services and consumer reporting agencies to verify your identity, employment or creditworthiness, or to better understand your financial needs.

WEBSITE USAGE
When you visit our website, our systems may use devices known as "cookies," graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools enable us to recognize you when you return to our site and maintain your web session while you browse, as well as help us provide you with a better, more personalized experience.

HOW WE SHARE AND USE INFORMATION ABOUT YOU
We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:
- to help us process transactions for your account;
- when we use another company to provide services for us, such as printing and mailing your account statements;
- when we believe that disclosure is required or permitted under law. For example, we may be required to disclose personal information to cooperate with regulatory or law enforcement authorities, to resolve consumer disputes, to perform credit/authentication checks, or for risk control.

STATE LAWS
We will comply with state laws that apply to the disclosure or use of information about you.

SAFEGUARDING YOUR INFORMATION, MAINTAINING YOUR TRUST
We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.

Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.

We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.

We maintain physical, electronic and procedural safeguards to protect personal information.

TEAMING UP AGAINST IDENTITY THEFT
Identity theft is a serious concern to all of us. Safeguarding information to help protect you from identity theft is a priority at Laudus Funds. We're committed to keeping your personal and financial information safe online. To enhance your security, Laudus Funds takes steps to protect you from identity theft by:
- utilizing client identification and authentication procedures before initiating transactions;
- using firewalls and encryption technology to protect personal information on our computer systems;
training our employees on privacy and security to properly handle personal information about you.
You can also help protect your identity and accounts. Here are a few steps to remember:
- when using the Internet, keep your login ID and password confidential;
- keep your security software up-to-date and turned on;
- shred documents that contain personal information;
- check your credit report regularly for unauthorized activity and protect your personal identification numbers (PINs) and personal data.
If you suspect fraud or identity theft, the faster you act the better. Direct order Laudus Funds(R) shareholders should contact us at 1-800-447-3332.

GREATER ACCURACY MEANS BETTER PROTECTION
We are committed to keeping accurate, up-to-date records to help ensure the integrity of the information we maintain about you. If you identify an inaccuracy in this information, or if you need to make a change to it, direct order Laudus Funds shareholders should contact us promptly by calling 1-800-447-3332.

A COMMITMENT TO KEEPING YOU INFORMED
We will provide you with advance notice of important changes to our information-sharing practices.

CONTACT US WITH QUESTIONS
If you have any questions or concerns, direct order Laudus Funds shareholders should contact us at 1-800-447-3332.

(c) 2008 Laudus Funds. All rights reserved.

                               TABLE OF CONTENTS

                                                                PAGE
INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
SUMMARY OF PRINCIPAL RISKS..................................      2

LAUDUS MONDRIAN INSTITUTIONAL EMERGING MARKETS FUND.........      3

  FEES AND EXPENSES.........................................      7

LAUDUS MONDRIAN INSTITUTIONAL INTERNATIONAL EQUITY FUND.....      8

  FEES AND EXPENSES.........................................     12

PERFORMANCE INFORMATION FOR THE SUBADVISERS OTHER
ACCOUNTS....................................................     13

MANAGEMENT OF THE FUNDS.....................................     15

INVESTMENT MINIMUMS.........................................     16

PURCHASING SHARES...........................................     16

INDIVIDUAL RETIREMENT ACCOUNTS..............................     18

REDEEMING SHARES............................................     18

EXCHANGING AND CONVERTING SHARES............................     20

HOW THE TRUST PRICES SHARES OF THE FUNDS....................     20

DISTRIBUTIONS...............................................     21

TAXES.......................................................     21

DISCLOSURE OF PORTFOLIO SECURITIES INFORMATION..............     22

             INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES
                         AND SUMMARY OF PRINCIPAL RISKS

The following is a description of the investment objectives and principal investment strategies of the:

     -  Laudus Mondrian Institutional Emerging Markets Fund
     -  Laudus Mondrian Institutional International Equity Fund

(each, a "Fund" and, collectively, the "Funds"). Each of the Funds is a series of Laudus Institutional Trust (the "Trust"), an open-end management investment company offering multiple portfolios with different investment objectives and strategies. Except as explicitly described otherwise, the investment objective and policies of each of the Funds may be changed without shareholder approval. The Funds are advised by Charles Schwab Investment Management, Inc. ("CSIM" or the "Adviser"). Mondrian Investment Partners Limited ("Mondrian" or the "Subadviser") acts as subadviser to the Funds.

This section also contains the principal risks of each Fund. Please be sure to read this additional information BEFORE you invest.

              LAUDUS MONDRIAN INSTITUTIONAL EMERGING MARKETS FUND

TICKER SYMBOL: LIEMX

INVESTMENT OBJECTIVE
The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES
The Fund is an international fund and generally invests in large capitalization equity securities of emerging market companies, as described below, that, in the Subadviser's opinion, are undervalued at the time of purchase based on fundamental value analysis employed by the Subadviser. Equity securities include, but are not limited to, common stocks, preferred stocks, convertible securities, certain non-traditional equity securities, and warrants. The Fund may also purchase other investment funds, including, but not limited to, registered funds, including exchange-traded funds (ETFs). The Fund may purchase securities of non-U.S. issuers directly or indirectly in the form of American, European or Global depositary receipts or other securities representing underlying shares of non-U.S. issuers. Companies with large market capitalizations generally are those with market capitalizations of $5 billion or more. To the extent that the Fund invests in convertible debt securities, those securities will be purchased on the basis of their equity characteristics, and ratings of those securities, if any, will not be an important factor in their selection. The Fund is considered "non-diversified", which means that it may invest in the securities of relatively few issuers. Typically, the Fund will invest in approximately 30-40 securities.

Under normal circumstances, the Fund will invest at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in the securities of emerging markets issuers. The Fund will notify its shareholders at least 60 days before changing this policy. While the Fund will not concentrate more than 25% of its assets in any single industry, the Fund may in aggregate have a greater than 25% allocation in each of the financial services, energy and natural resources sectors, each of which comprises several related industries.

The Subadviser's approach in selecting investments for the Fund is primarily oriented to individual stock selection and is value driven. In selecting stocks for the Fund, the Subadviser identifies those stocks that it believes will provide high total return over a market cycle, taking into consideration movements in the price of the individual security and the impact of currency fluctuation on a United States domiciled, dollar-based investor. The Subadviser conducts fundamental research on a global basis in order to identify securities that, in the Subadviser's opinion, have the potential for long-term total return. This research effort generally centers on a value-oriented dividend discount methodology with respect to individual securities and market analysis that isolates value across country boundaries. The approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being received today. In addition, the analysis typically includes a comparison of the values and current market prices of different possible investments. The Subadviser's general management strategy emphasizes long-term holding of securities, although securities may be sold in the Subadviser's discretion without regard to the length of time they have been held.

The Fund considers an "emerging country" to be any country except the United States, Canada, and those in the Morgan Stanley Capital International EAFE Index.

In considering possible emerging countries in which the Fund may invest, the Subadviser will place particular emphasis on factors such as economic conditions (including growth trends, inflation rates, and trade balances), regulatory and currency controls, accounting standards, and political and social conditions.

Although this is not an exclusive list, the Subadviser considers an emerging country security to be one that is issued by a company that exhibits one or more of the following characteristics: (1) its principal securities trading market is in an emerging country, as defined above; (2) while traded in any market, alone or on a consolidated basis, the company derives 50% or more of its annual revenues or annual profits from either goods produced, sales made or services performed in emerging countries; (3) the company has 50% of more of its assets located in an emerging country; or (4) it is organized under the laws of, and has a principal office in, an emerging country. The Subadviser determines eligibility based on publicly available information and inquiries made of the companies.

Currently, investing in many emerging countries is not feasible, or may, in the Subadviser's opinion, involve unacceptable political or governance risks. The Fund focuses its investments in those emerging countries where the Subadviser considers the economies to be developing strongly and where the markets are becoming more sophisticated.

The Fund may invest in securities issued in any currency and may hold foreign currency. Securities of issuers within a given country may be denominated in the currency of another country or in multinational currency units, including the euro. Currency considerations carry a special risk for a portfolio of international securities. The Subadviser primarily uses a purchasing power parity approach to evaluate currency risk. In this regard, the Fund may actively carry on hedging activities, and may invest in forward foreign currency exchange contracts to hedge currency risks associated with the purchase of individual securities denominated in a particular currency.

For temporary defensive purposes, during unusual economic or market conditions or for liquidity purposes, the Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the Fund engages in such activities, it may not achieve its investment objective.

The Fund may buy and sell portfolio securities actively. As a result, the Fund's portfolio turnover rate and transaction costs will rise, which may lower Fund performance and increase the likelihood of capital gain distributions.

PRINCIPAL RISKS
Market Risk. Stock markets and the value of the investments owned by the Fund rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

Management Risk. As with all actively managed funds, the strategy of the Fund's managers--its Adviser and Subadviser--may not achieve their desired results. For example, with value stocks, the market might fail to recognize the true worth of an undervalued company, or a manager might misjudge that worth. With growth stocks, whose prices depend largely on expectations of companies' future growth, a manager's expectations may prove to be unfounded.

Large-Cap Risk. Many of the risks of this Fund are associated with its investments in the large-cap segments of the stock market. Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments--bonds or small-cap stocks, for instance--the Fund's performance also will lag those investments.

Sector Risk. The Fund is also subject to the risk that the securities of issuers in the financial services, energy and natural resources sectors that the Fund purchases will underperform other market sectors or the market as a whole. To the extent that the Fund's investments are focused in issuers conducting business in the same sector, the Fund is subject to risk associated with legislative or regulatory changes, adverse market conditions and/or increased competition affecting that sector.

Debt Securities Risk. Bond prices generally fall when interest rates rise. Bonds with longer maturities tend to be more sensitive to this risk. Fund performance also could be affected if an issuer or guarantor of a bond held by the Fund fails to make timely principal or interest payments or otherwise honor its obligations. Lower-quality bonds are considered speculative with respect to its issuer's ability to make timely payments or otherwise honor its obligations. In addition, prices of lower-quality bonds tend to be more volatile than those of investment-grade bonds, and may fall based on bad news about the issuer, an industry or the overall economy. Mortgage- or asset-backed securities are subject to the risk that these bonds may be paid off earlier or later than expected. Either situation could cause the Fund to hold securities paying lower than market rates of interest, which could hurt the Fund's yield or share price. Also, bonds of foreign issuers may be more volatile than those of comparable bonds from U.S. issuers, for reasons ranging from limited issuer information to the risk of political upheaval. The Fund's use of mortgage dollar rolls could cause the Fund to lose money if the price of the mortgage-backed securities sold fall below the agreed upon repurchase price, or if the counterparty is unable to honor the agreement.

Credit Risk. The Fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the Fund's share price to fall. The Fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Securities rated below investment-grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment-grade securities. Below investment-grade securities involve greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of below investment-grade securities may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the securities.

Foreign Investment Risk. Investments in securities of foreign issuers involve certain risks that are more significant than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and at times more volatile than securities of comparable U.S. companies. A fund with foreign investments may also experience more rapid or extreme changes in value than a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. There also is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

Emerging Markets Risk. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements, unreliable securities valuation and greater risk associated with the custody of securities. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Currency Risk. As a result of its investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to factors extrinsic to that country's economy, which makes the forecasting of currency market movements extremely difficult. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Forward contracts on foreign currencies are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take future delivery of a specified lot of a particular currency for the Fund's account. The Fund is subject to the risk of a principal's failure, inability or refusal to perform with respect to such contracts.

Derivatives Risk. The Fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures and swaps. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A credit default swap is an agreement in which the seller agrees to make a payment to the buyer in the event of a specified credit event in exchange for a fixed payment or series of fixed payments. A warrant is a security that gives the holder the right, but not the obligation, to subscribe for newly created equity issues of the issuing company or a related company at a fixed price either on a certain date or during a set period. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company.

The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as leverage risk, market risk and management risk, are discussed elsewhere in this section. The Fund's use of derivatives is also subject to credit risk, liquidity risk, lack of availability risk, valuation risk, correlation risk and tax risk. Credit risk is the risk that the Fund could lose money if the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Liquidity risk is the risk that the Fund may not be able to purchase or liquidate a particular derivative at an advantageous time or place. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the Fund to realize higher amounts of short-term capital gain. These risks could cause the Fund to lose more than the principal amount invested.

Leverage Risk. Certain Fund transactions, such as derivatives, may give rise to a form of leverage and may expose the Fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the Fund's portfolio securities. The use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Investments In Exchange-Traded Funds. The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio securities.

Convertible Securities Risk. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exercised for a prescribed amount of common stock at a specified time and price. Convertible securities provide an opportunity for equity participation, with the potential for a higher dividend or interest yield and lower price volatility compared to common stock. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

Securities Lending. The Fund may lend its portfolio securities to earn additional income. Any loans of portfolio securities by the Fund are fully collateralized. However, if the borrowing institution defaults, the Fund's performance could be reduced.

Non-Diversification Risk. The Fund is non-diversified and, as such, may invest a greater percentage of its assets in the securities in a single issuer than a fund that is diversified. A non-diversified fund is more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

PERFORMANCE INFORMATION
Because the Fund is new, no performance figures are given. This information will appear in a future version of the Fund's prospectus.

                               FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases............         N/A
Maximum Deferred Sales Charge (Load)........................         N/A
Maximum Sales Charge (Load) Imposed on Reinvested
  Dividends.................................................         N/A
Redemption Fee (charged only to shares redeemed or exchanged
  within 30 days of purchase)(a)............................        2.00%
Exchange Fee................................................         N/A

------------------------
a The Trust reserves the right, in its sole discretion, to waive this fee when, in its judgment, such waiver would be in the best interests of the Trust or the Fund. See "Redeeming Shares." The Fund charges no other redemption fees.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) and EXAMPLE
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                ANNUAL OPERATING EXPENSES
------------------------------------------------------------------------------------------
Management Fees                                                                     1.00%
Distribution and Shareholder Service (12b-1) Fees                                     --
Other Expenses(b)                                                                   0.33%
                                                                                   -----
Total Annual Fund Operating Expenses                                                1.33%
Less Fee Waiver and/or Expense Reimbursement(c)                                    (0.06)%
                                                                                   -----
Net Expenses                                                                        1.27%

                        EXAMPLE
-------------------------------------------------------
                                      AFTER      AFTER
                                      1 YEAR    3 YEARS
                                      ------    -------
                                       $129      $409

------------------------
b "Other expenses" are based on estimated amounts for the current fiscal year. c Pursuant to the Adviser's contractual undertaking (the "Expense Limitation
   Agreement") to waive its management fee and bear certain expenses when the operating expenses reach 1.27% (exclusive of nonrecurring account fees, fees on securities transactions such as exchange fees, dividends and interest on securities sold short, service fees, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business). The Expense Limitation Agreement will be in place until at least July 30, 2010. The Adviser may, but is not required to, extend the Agreement for additional years. Any amounts waived or reimbursed in a particular fiscal year will be subject to reimbursement by the Fund to the Adviser during the next two fiscal years to the extent that the repayment will not cause the Fund's Net Expenses to exceed the current limit (as stated in the Expense Limitation Agreement) during the respective year.

            LAUDUS MONDRIAN INSTITUTIONAL INTERNATIONAL EQUITY FUND

TICKER SYMBOL: LIIEX

INVESTMENT OBJECTIVE
The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES
The Fund pursues its investment objective primarily by investing in equity securities of non-U.S. large capitalization issuers, including the securities of emerging market companies, that, in the Subadviser's opinion, are undervalued at the time of purchase based on fundamental value analysis employed by the Subadviser. Equity securities in which the Fund may invest include, but are not limited to, common stocks, preferred stocks, convertible securities, index related securities, certain non-traditional equity securities and warrants. The Fund may purchase securities of non-U.S. issuers directly or indirectly in the form of American, European or Global depository receipts or other securities representing underlying shares of non-U.S. issuers. The Fund may also purchase other investment funds, including, but not limited to registered funds including exchange-traded funds (ETFs), unregistered funds and real estate investment trusts (REITs).

For purposes of investments to be made by the Fund, large capitalization companies will be defined to mean issuers that have a market capitalization of more than $11 billion at the time of purchase. This level is subject to market movements and is regularly reviewed by the Subadviser. The Fund is considered "non-diversified", which means that it may invest in the securities of relatively few issuers. The Fund will hold approximately 30-40 securities at any given time.

Under normal circumstances, the Fund will invest at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in equity securities. The Fund will notify its shareholders at least 60 days before changing this policy. While the Fund will not concentrate more than 25% of its assets in any single industry, the Fund may in aggregate have a greater than 25% allocation in the "financial services" sector, which comprises several related industries.

The Subadviser's approach in selecting investments for the Fund is primarily oriented to individual stock selection and is value driven. In selecting stocks for the Fund, the Subadviser identifies those stocks that it believes will provide capital appreciation over a market cycle, taking into consideration movements in the price of the individual security and the impact of currency fluctuation on a United States domiciled, dollar-based investor. The Subadviser conducts fundamental research on a global basis in order to identify securities that, in the Subadviser's opinion, have the potential for long-term capital appreciation. This research effort generally centers on a value-oriented dividend discount methodology with respect to individual securities and market analysis that isolates value across country boundaries. The approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being received today. In addition, the analysis typically includes a comparison of the values and current market prices of different possible investments. The Subadviser's general management strategy emphasizes long-term holding of securities, although securities may be sold in the Subadviser's discretion without regard to the length of time they have been held.

Investments will be made mainly in marketable securities of companies located in developed countries including but not limited to Australia, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

The Fund considers an "emerging country" to be any country except the United States, Canada, and those in the Morgan Stanley Capital International EAFE Index.

In considering possible emerging countries in which the Fund may invest, the Subadviser will place particular emphasis on factors such as economic conditions (including growth trends, inflation rates, and trade balances), regulatory and currency controls, accounting standards, and political and social conditions.

Currency considerations carry a special risk for a portfolio of international securities. The Fund may invest in securities issued in any currency and may hold foreign currency. Securities of issuers within a given country may be denominated in the currency of another country or in multinational currency units, including the euro. The Subadviser primarily uses a purchasing power parity approach to evaluate currency risk. In this regard, the Fund may carry out hedging activities and may invest in forward foreign currency contracts to hedge currency risks associated with the purchase of individual securities denominated in a particular currency. Under normal circumstances, hedging is undertaken defensively back into the base currency of the Fund.

The Fund may also invest in debt securities issued by governments or by their agencies, instrumentalities or political subdivisions, or by corporate entities, all of which may be high-yield, high-risk fixed income securities rated lower than BBB by S&P and Baa by Moody's or, if unrated, considered to be of equivalent quality. In addition, for temporary defensive purposes, the Fund may invest in high-quality debt instruments.

The Fund may buy and sell portfolio securities actively. As a result, the Fund's portfolio turnover rate and transaction costs will rise, which may lower Fund performance and increase the likelihood of capital gain distributions. The turnover rate may also be affected by cash requirements from redemptions of the Fund's shares.

For temporary defensive purposes, during unusual economic or market conditions or for liquidity purposes, the Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the Fund engages in such activities, it may not achieve its investment objective.

PRINCIPAL RISKS

Market Risk. Stock and bond markets and the values of the securities owned by the Fund rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

Large-Cap Risk. Many of the risks of this Fund are associated with its investments in the large-cap segments of the stock market. Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments--bonds or small-cap stocks for instance--the Fund's performance also will lag those investments.

Sector Risk. The Fund is also subject to the risk that the securities of issuers in the financial services sector that the Fund purchases will underperform other market sectors or the market as a whole. To the extent that the Fund's investments are focused in issuers conducting business in the same sector, the Fund is subject to risk associated with legislative or regulatory changes, adverse market conditions and/or increased competition affecting that sector.

Management Risk. As with all actively managed funds, the strategy of the Fund's managers--its Adviser and Subadviser--may not achieve their desired results. For example, with value stocks, the market might fail to recognize the true worth of an undervalued company, or a manager might misjudge that worth. With growth stocks, whose prices depend largely on expectations of companies' future growth, a manager's expectations may prove to be unfounded.

Debt Securities Risk. Bond prices generally fall when interest rates rise. Bonds with longer maturities tend to be more sensitive to this risk. Fund performance also could be affected if an issuer or guarantor of a bond held by the Fund fails to make timely principal or interest payments or otherwise honor its obligations. Lower-quality bonds are considered speculative with respect to its issuer's ability to make timely payments or otherwise honor its obligations. In addition, prices of lower-quality bonds tend to be more volatile than those of investment-grade bonds, and may fall based on bad news about the issuer, an industry or the overall economy. Mortgage- or asset-backed securities are subject to the risk that these bonds may be paid off earlier or later than expected. Either situation could cause the Fund to hold securities paying lower than market rates of interest, which could hurt the Fund's yield or share price. Also, bonds of foreign issuers may be more volatile than those of comparable bonds from U.S. issuers, for reasons ranging from limited issuer information to the risk of political upheaval. The Fund's use of mortgage dollar rolls could cause the fund to lose money if the price of the mortgage-backed securities sold fall below the agreed upon repurchase price, or if the counterparty is unable to honor the agreement.

Interest Rate Risk. The Fund is subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the Fund's yield will change over time. During periods when interest rates are low, the Fund's yield (and total return) also may be low. When interest rates rise, bond prices usually fall which could cause the Fund's share price to fall. The longer the Fund's dollar-weighted average maturity, the more sensitive to interest rate movements its share price is likely to be.

Credit Risk. The Fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the Fund's share price to fall. The Fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Securities rated below investment-grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment-grade securities. Below investment-grade securities involve greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of below investment-grade securities may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the securities.

Prepayment and Extension Risk. The Fund's investments are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the Fund to hold securities paying lower-than-market rates of interest, which could hurt the Fund's yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.

Foreign Investment Risk. Investments in securities of foreign issuers involve certain risks that are more significant than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and at times more volatile than securities of comparable U.S. companies. A fund with foreign investments may also experience more rapid or extreme changes in value than a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. There also is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

Foreign government securities can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities also may depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt.

Emerging Markets Risk. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements, unreliable securities valuation and greater risk associated with the custody of securities. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Currency Risk. As a result of its investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to factors extrinsic to that country's economy, which makes the forecasting of currency market movements extremely difficult. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Forward contracts on foreign currencies are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take future delivery of a specified lot of a particular currency for the Fund's account. The Fund is subject to the risk of a principal's failure, inability or refusal to perform with respect to such contracts.

Convertible Securities Risk. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exercised for a prescribed amount of common stock at a specified time and price. Convertible securities provide an opportunity for equity participation, with the potential for a higher dividend or interest yield and lower price volatility compared to common stock. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

Derivatives Risk. The Fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures, swaps and warrants. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A credit default swap is an agreement in which the seller agrees to make a payment to the buyer in the event of a specified credit event in exchange for a fixed payment or series of fixed payments. A warrant is a security that gives the holder the right, but not the obligation, to subscribe for newly created equity issues of the issuing company or a related company at a fixed price either on a certain date or during a set period. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company.

The Fund's use of derivative instruments involves risks different from or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as credit risk, leverage risk, market risk and management risk, are discussed elsewhere in this section. The Fund's use of derivatives is also subject to liquidity risk, lack of availability risk, valuation risk, correlation risk and tax risk. Liquidity risk is the risk that the Fund may not be able to purchase or liquidate a particular derivative at an advantageous time or place. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the Fund to realize higher amounts of short-term capital gain. These risks could cause the Fund to lose more than the principal amount invested.

Investments In Exchange-Traded Funds. The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio securities.

REITs risk. In addition to the risks associated with investing in securities of real estate companies and real estate related companies, REITs are subject to certain additional risks. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon specialized management skills and may have their investments in relatively few properties, or in a small geographic area or a single property type. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code, or to maintain their exemptions from registration under the Investment Company Act of 1940. The failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the Fund. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting investments. In addition, REITs have their own expenses, and the Fund will bear a proportionate share of those expenses.

Leverage Risk. Certain Fund transactions, such as derivatives, may give rise to a form of leverage and may expose the Fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the Fund's portfolio securities. The use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Securities Lending. The Fund may lend its portfolio securities to earn additional income. Any loans of portfolio securities by the Fund are fully collateralized. However, if the borrowing institution defaults, the Fund's performance could be reduced.

Non-Diversification Risk. The Fund is non-diversified and, as such, may invest a greater percentage of its assets in the securities in a single issuer than a fund that is diversified. A non-diversified fund is more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

PERFORMANCE INFORMATION
Because the Fund is new, no performance figures are given. This information will appear in a future version of the Fund's prospectus.

                               FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases............         N/A
Maximum Deferred Sales Charge (Load)........................         N/A
Maximum Sales Charge (Load) Imposed on Reinvested
  Dividends.................................................         N/A
Redemption Fee (charged only to shares redeemed or exchanged
  within 30 days of purchase)(a)............................        2.00%
Exchange Fee................................................         N/A

------------------------
a The Trust reserves the right, in its sole discretion, to waive this fee when, in its judgment, such waiver would be in the best interests of the Trust or the Fund. See "Redeeming Shares." The Fund charges no other redemption fees.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) and EXAMPLE
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                ANNUAL OPERATING EXPENSES
------------------------------------------------------------------------------------------
Management Fees                                                                     0.75%
Distribution and Shareholder Service (12b-1) Fees                                     --
Other Expenses(b)                                                                   0.22%
                                                                                   -----
Total Annual Fund Operating Expenses                                                0.97%
Less Fee Waiver and/or Expense Reimbursement(c)                                    (0.07)%
                                                                                   -----
Net Expenses                                                                        0.90%

                        EXAMPLE
-------------------------------------------------------
                                      AFTER      AFTER
                                      1 YEAR    3 YEARS
                                      ------    -------
                                       $92       $295

------------------------
b "Other expenses" are based on estimated amounts for the current fiscal year. c Pursuant to the Adviser's contractual undertaking (the "Expense Limitation
   Agreement") to waive its management fee and bear certain expenses when the operating expenses reach 0.90%, (exclusive of nonrecurring account fees, fees on securities transactions such as exchange fees, dividends and interest on securities sold short, service fees, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business). The Expense Limitation Agreement will be in place until at least July 30, 2010. The Adviser may, but is not required to, extend the Agreement for additional years. Any amounts waived or reimbursed in a particular fiscal year will be subject to reimbursement by the Fund to Adviser during the next two fiscal years to the extent that the repayment will not cause the Fund's Net Expenses to exceed the current limit (as stated in the Expense Limitation Agreement) during the respective year.

                  PERFORMANCE INFORMATION FOR THE SUBADVISER'S
              OTHER EMERGING MARKETS LARGE CAPITALIZATION ACCOUNTS

Mondrian also serves as adviser to other emerging markets large capitalization accounts (the "Other Emerging Markets Accounts") that have investment objectives, policies and strategies that are substantially similar to those of the Laudus Mondrian Institutional Emerging Markets Fund. THE INFORMATION BELOW DOES NOT REPRESENT THE HISTORICAL PERFORMANCE OF THE LAUDUS MONDRIAN INSTITUTIONAL EMERGING MARKETS FUND AND SHOULD NOT BE CONSIDERED A PREDICTION OF ITS FUTURE PERFORMANCE. The performance of the Laudus Mondrian Institutional Emerging Markets Fund may vary from the performance of the Other Emerging Markets Accounts. The performance information shown below is based on a composite of all of Mondrian's accounts with investment objectives, policies and strategies that are substantially similar to those of the Laudus Mondrian Institutional Emerging Markets Fund and has been adjusted to give effect to the annualized net expenses of the shares of the Laudus Mondrian Institutional Emerging Markets Fund (as set forth in the Annual Fund Operating Expenses table, above). None of the Other Emerging Markets Accounts have been registered under the 1940 Act and therefore they are not subject to certain investment restrictions imposed by the 1940 Act. If the Other Emerging Markets Accounts had been registered under the 1940 Act, their performance and the composite performance might have been adversely affected. In addition, the Other Emerging Markets Accounts were not subject to Subchapter M of the Internal Revenue Code. If the Other Emerging Markets Accounts had been subject to Subchapter M, their performance and the composite performance might have been adversely affected. As noted below, the returns in the bar chart reflect adjustments for the fees and expenses of the Laudus Mondrian Institutional Emerging Markets Fund.

The bar chart and table below show:

     - Changes in the Other Emerging Markets Accounts' performance from year to year since inception; and
     - How the Other Emerging Markets Accounts' average annual returns over one year, and since inception compare to those of a broad-based securities market index.

YEARLY PERFORMANCE (%)--OTHER EMERGING MARKETS ACCOUNTS (ADJUSTED FOR FEES AND NET EXPENSES OF THE LAUDUS MONDRIAN INSTITUTIONAL EMERGING MARKETS FUND)

                               YEARLY PERFORMANCE

                                  (BAR CHART)
ANNUAL RETURN (%)

             29.27%   26.78%
              2006     2007


         CALENDAR YEAR

During all periods shown in the bar graph, the Other Emerging Markets Accounts' highest quarterly return was 18.16%, for the quarter ended 12/31/06, and their lowest quarterly return was -5.07%, for the quarter ended 6/30/06.

PERFORMANCE TABLE
This table shows how the Other Emerging Markets Accounts' performance compares with the returns of a broad-based securities market index.

     AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDING DECEMBER 31, 2007)(1)

                                                                PAST ONE       SINCE
                                                                  YEAR       INCEPTION
                                                                --------    -----------
Other Emerging Markets Accounts (adjusted for the fees and
  expenses of shares of the Laudus Mondrian Institutional
  Emerging Markets Fund)....................................     26.78%       29.39%(3)
MSCI Emerging Markets (Net) Index(2)........................     39.39%       37.83%(4)

------------------------
(1)All returns are stated before the imposition of taxes. After-tax returns would be lower than those shown.
(2)Reflects no deduction for fees, expenses or taxes. The Morgan Stanley Capital International Emerging Markets (Net) Index is a free float-adjusted market capitalization index that is designed to measure market equity performance in 26 emerging market countries and is net of dividends and taxes.
(3)Inception: 11/30/05
(4)From: 11/30/05

                  PERFORMANCE INFORMATION FOR THE SUBADVISER'S
                      OTHER INTERNATIONAL EQUITY ACCOUNTS

Mondrian also serves as adviser to other international equity accounts (the "Other International Equity Accounts") that have investment objectives, policies and strategies that are substantially similar to those of the Laudus Mondrian Institutional International Equity Fund. THE INFORMATION BELOW DOES NOT REPRESENT THE HISTORICAL PERFORMANCE OF THE LAUDUS MONDRIAN INSTITUTIONAL INTERNATIONAL EQUITY FUND AND SHOULD NOT BE CONSIDERED A PREDICTION OF ITS FUTURE PERFORMANCE. The performance of the Laudus Mondrian Institutional International Equity Fund may vary from the performance of the Other International Equity Accounts. The performance information shown below is based on a composite of all of Mondrian's accounts with investment objectives, policies and strategies that are substantially similar to those of the Laudus Mondrian Institutional International Equity Fund and has been adjusted to give effect to the annualized net expenses of the shares of the Laudus Mondrian Institutional International Equity Fund (as set forth in the Annual Fund Operating Expenses table, above). None of the Other International Equity Accounts have been registered under the 1940 Act and therefore they are not subject to certain investment restrictions imposed by the 1940 Act. If the Other International Equity Accounts had been registered under the 1940 Act, their performance and the composite performance might have been adversely affected. In addition, the Other International Equity Accounts were not subject to Subchapter M of the Internal Revenue Code. If the Other International Equity Accounts had been subject to Subchapter M, their performance and the composite performance might have been adversely affected. As noted below, the returns in the bar chart reflect adjustments for the fees and expenses of shares of the Laudus Mondrian Institutional International Equity Fund.

The bar chart and table below show:

     - Changes in the Other International Equity Accounts' performance from year to year over the last seven calendar years; and
     - How the Other International Equity Accounts' average annual returns over one year and five years and since inception compare to those of a broad-based securities market index.

YEARLY PERFORMANCE (%)--OTHER INTERNATIONAL EQUITY ACCOUNTS (ADJUSTED FOR FEES AND NET EXPENSES OF THE LAUDUS MONDRIAN INSTITUTIONAL INTERNATIONAL EQUITY FUND)

                               YEARLY PERFORMANCE

                                  (BAR CHART)
ANNUAL RETURN (%)

                               43.93%   20.00%   12.22%   32.02%    9.32%
             -9.64%   -9.78%
              2001     2002     2003     2004     2005     2006     2007


                                              CALENDAR YEAR

During all periods shown in the bar graph, the Other International Equity Accounts' highest quarterly return was 23.48%, for the quarter ended 6/30/03, and their lowest quarterly return was -20.89%, for the quarter ended 9/30/02.

PERFORMANCE TABLE
This table shows how the Other International Equity Accounts' performance compares with the returns of a broad-based securities market index.

     AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDING DECEMBER 31, 2007)(1)

                                                                PAST ONE    PAST FIVE       SINCE
                                                                  YEAR        YEARS       INCEPTION
                                                                --------    ---------    -----------
Other International Equity Accounts (adjusted for the fees
  and expenses of shares of the Laudus Mondrian
  Institutional International Equity Fund)..................      9.32%      22.84%        13.52%(3)
MSCI EAFE (Net) Index(2)....................................     11.17%      21.59%         7.66%(4)

------------------------
(1)All returns are stated before the imposition of taxes. After-tax returns would be lower than those shown.
(2)Reflects no deduction for fees, expenses or taxes. The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) (Net) Index is a free float-adjusted market capitalization index that is designed to measure market equity performance in 21 developed countries, excluding the U.S. and Canada, and is net of dividends and taxes.
(3)Inception: 9/30/2000
(4)From: 9/30/2000

                            MANAGEMENT OF THE FUNDS

The Trust's Board of Trustees oversees the general conduct of the Trust and the Funds.

CSIM serves as the Funds' investment adviser and Mondrian serves as subadviser to the Funds.

In its capacity as subadviser, Mondrian provides day-to-day portfolio management services to the Funds, while, as adviser, CSIM supervises Mondrian and assumes other functions, including managing the Funds' other affairs and business, subject to the supervision of the Board of Trustees.

The Funds pay CSIM an advisory fee for these services on a monthly basis. CSIM--and not the Funds--pays a portion of the advisory fees it receives to Mondrian in return for its services.

The Laudus Mondrian Institutional Emerging Markets Fund will pay CSIM an advisory fee of 1.00%. The Laudus Mondrian Institutional International Equity Fund will pay CSIM an advisory fee of 0.75%.

As described in the "Annual Fund Operating Expenses" tables in the section entitled "Fees and Expenses," CSIM has entered into an Expense Limitation Agreement to reduce its management fees and bear certain expenses until July 30, 2010, to limit the total annual operating expenses of the Funds. Under that agreement, any amounts waived or reimbursed in a particular fiscal year will be subject to reimbursement by each Fund to CSIM during the next two fiscal years to the extent that repayment will not cause the Funds' expenses to exceed the current limit (as stated in the Expense Limitation Agreement) during the respective year.

INVESTMENT ADVISER AND SUBADVISER
The investment adviser for the Funds is CSIM, 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, CSIM today serves as investment adviser for all of the Schwab Funds and Laudus Funds. As of December 31, 2007, CSIM managed 73 mutual funds and approximately $236 billion in assets.

Mondrian's address is Fifth Floor, 10 Gresham Street, London EC2V 7JD. Mondrian provides investment advisory services to a number of institutional investors. As of December 31, 2007, Mondrian managed $64 billion in assets.

A discussion regarding the basis for the Board's approval of the Funds' investment advisory and subadvisory agreements will be available in the Funds' annual and/or semi-annual reports.

PORTFOLIO MANAGEMENT

Andrew Miller and Ginny Chong are responsible for the day-to-day management of the Laudus Mondrian Institutional Emerging Markets Fund. Mr. Miller and Mrs. Chong have been with Mondrian since 2000, where both are currently Senior Portfolio Managers for the Global Emerging Markets. Both are active members of the Global Emerging Markets Equity Investment Committee and members of the CFA Society of the United Kingdom.

Elizabeth Desmond, Russell Mackie and Emma Lewis are responsible for the day-to-day management of the Laudus Mondrian Institutional International Equity Fund. Ms. Desmond has been with Mondrian since 1991, where she is currently Director and Chief Investment Officer--International Equities. Mr. Mackie has been with Mondrian since 1997, where he is currently a Senior Portfolio Manager on the European Equity Team. Ms. Lewis has been with Mondrian since 1995, where she is currently a Senior Portfolio Manager on Mondrian's Pacific Equity Team. Ms. Desmond, Mr. Mackie, and Ms. Lewis are members of the CFA Society of the United Kingdom.

DISTRIBUTOR

Shares of the Funds are offered on a continuous basis through the Trust's principal underwriter, ALPS Distributors, Inc. (the "Distributor"). The Distributor's principal offices are located at 1625 Broadway, Suite 2200, Denver, Colorado 80202.

CSIM may pay certain Intermediaries (as defined below) for performing shareholder, recordkeeping, administrative, transfer agency or other services for their customers. In addition, CSIM may pay certain Intermediaries for providing distribution, marketing or promotional services. The payments described by this paragraph are not paid by the Fund or their shareholders and may be substantial.

                              INVESTMENT MINIMUMS

The following table sets forth basic investment and fee information for the Funds.

  MINIMUM INITIAL
  FUND INVESTMENT       SUBSEQUENT
TO OPEN AND MAINTAIN    INVESTMENT
--------------------    ----------
     $1,000,000            None

Please note that Intermediaries (as defined below) may impose additional or different conditions than the Funds on purchases, redemptions or exchanges of Fund shares, including different initial, subsequent and maintenance investment requirements.

Shares may be purchased by institutions such as endowments and foundations, plan sponsors of 401(a), 401(k), 457 and 403(b) benefit plans and individuals, including clients of investment advisers. In order to be eligible to purchase shares, an investor must make an initial investment of at least $1,000,000 in the particular Fund. In its sole discretion, CSIM may waive this minimum investment requirement. CSIM may waive this investment minimum for the benefit plans described above and for certain accounts managed by the Adviser, Subadviser or their respective affiliates. Shares are sold without any initial or deferred sales charges and are not subject to any ongoing Distribution and Shareholder Service Fee.

Shares of the Funds may be sold to corporations or other institutions such as trusts, foundations, broker-dealers or other intermediaries purchasing for the accounts of others (collectively, "Intermediaries"). Investors purchasing and redeeming shares of the Funds through an Intermediary may be charged a transaction-based fee or other fee for the services provided by the Intermediary. Each such Intermediary is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions with respect to purchases and redemptions of Fund shares. Customers of Intermediaries should read this Prospectus in light of the terms governing accounts with their particular organization.

                               PURCHASING SHARES

The offering price for shares of each Fund is the net asset value per share next determined after receipt of a purchase order. See "How the Trust Prices Shares of the Funds."

If you place an order through an Intermediary, please consult with that Intermediary to determine when your order will be executed. You receive either the share price next calculated after your Intermediary has received your order, if the Intermediary has such an arrangement with a Fund, or the share price next calculated after a Fund receives your order from your Intermediary. Some Intermediaries may require your orders prior to a specified cut-off time. Investors may be charged an additional fee by their Intermediary if they effect transactions through such persons.

If you deal directly with an Intermediary, you will have to follow the Intermediary's procedures for transacting with a Fund. For more information about how to purchase, sell, convert or exchange Fund shares through your Intermediary, you should contact your Intermediary directly.

INITIAL INVESTMENTS BY WIRE
Subject to acceptance by the Trust, shares of a Fund may be purchased by wiring federal funds. Please first contact the Trust at 1-888-352-8387 for complete wiring instructions. Notification must be given to the Trust at 1-888-352-8387 prior to the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m., Eastern time) on the wire date. Federal funds purchases will be accepted only on a day on which the Trust, the Distributor and the Custodian are all open for business. A completed Account Application must be faxed to the Trust on the day the wire is sent and must also be overnighted to the Trust at Laudus Institutional Trust, c/o Boston Financial Data Services, Inc., P.O. Box 8032, Boston, Massachusetts 02266. Please call 1-888-352-8387 for details. Please note the minimum initial investment requirements for each Fund as set forth above under "Investment Minimums." In its sole discretion, CSIM may waive the minimum initial investment requirements.

INITIAL INVESTMENTS BY MAIL
Subject to acceptance by the Trust, an account may be opened by completing and signing an Account Application and mailing it, along with a check for the purchase amount, to Laudus Institutional Trust, P.O. Box 8032, Boston, Massachusetts 02266.

The Fund(s) to be purchased should be specified on the Account Application. In all cases, subject to acceptance by the Trust, payment for the purchase of shares received by mail will be credited to a shareholder's account at the net asset value per share of a Fund next determined after receipt, even though the check may not yet have been converted into federal funds. Please note the minimum initial investment requirements for each Fund as set forth above under "Investment Minimums." In its sole discretion, CSIM may waive the minimum initial investment requirements.

ADDITIONAL INVESTMENTS
Additional cash investments may be made at any time by mailing a check to the Trust at the address noted under "Initial Investments by Mail" (payable to Laudus Institutional Trust) or by wiring federal funds as noted under "Initial Investments by Wire."

Notification must be given at 1-888-352-8387 or to the appropriate broker-dealer prior to the close of the NYSE (generally 4:00 p.m., Eastern time) on the wire date.

INVESTMENTS IN-KIND
Shares may be purchased in exchange for common stocks or by a combination of such common stocks and cash. Purchase of shares of a Fund in exchange for stocks is subject in each case to CSIM's and the Subadviser's determination that the stocks to be exchanged are acceptable. Securities accepted in exchange for Fund shares will be valued as set forth under "How the Trust Prices Shares of the Funds" (generally the last quoted sale price) as of the time of the next determination of net asset value after such acceptance. All dividends, subscription or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund upon receipt by the investor from the issuer. Generally, the exchange of common stocks for shares will be a taxable event for federal income tax purposes, which will trigger gain or loss to an investor subject to federal income taxation, measured by the difference between the value of the shares received and the investor's basis in the securities tendered. Accordingly, you should consult your tax adviser before making such an in-kind purchase.

A Fund will not accept securities in exchange for Fund shares unless: (i) CSIM and the Subadviser believe the securities are appropriate investments for the Fund; (ii) the investor represents and agrees that all securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (iii) the securities may be acquired under the Fund's investment restrictions.

Due to local restrictions, certain emerging markets may not permit in-kind transactions.

CUSTOMER IDENTIFICATION AND VERIFICATION AND ANTI-MONEY LAUNDERING PROGRAM Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. Accounts for the Funds are generally opened through other financial institutions or Intermediaries. When you open your account through your financial institution or Intermediary, you will have to provide your name, address, date of birth, identification number and other information that will allow the financial institution or Intermediary to identify you. This information is subject to verification by the financial institution or Intermediary to ensure the identity of all persons opening an account.

Your financial institution or Intermediary is required by law to reject your new account application if the required identifying information is not provided. Your financial institution or Intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information. In certain instances, your financial institution or Intermediary is required to collect documents, which will be used solely to establish and verify your identity.

The Funds will accept investments and your order will be processed at the NAV next determined after receipt of your application in proper form (or upon receipt of all identifying information required on the application). The Funds, however, reserve the right to close and/or liquidate your account at the then-current day's price if the financial institution or Intermediary through which you open your account is unable to verify your identity. As a result, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax consequences.

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under Federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Each Fund is intended for long-term investment and not for short-term or excessive trading (collectively "market timing"). Market timing may adversely impact a Fund's performance by disrupting the efficient management of the Fund, increasing Fund transaction costs and taxes, causing the Fund to maintain higher cash balances, and diluting the value of the Fund's shares.

In order to discourage market timing, each Fund's Board of Trustees has adopted policies and procedures that are reasonably designed to reduce the risk of market timing by Fund shareholders. Each Fund seeks to deter market timing through several methods. These methods may include: fair value pricing, imposition of redemption fees and trade activity monitoring. Fair value pricing and redemption fees are discussed more thoroughly in the subsequent pages of this prospectus and are considered to be key elements of the Funds' policy regarding short term or excessive trading. Trade activity monitoring is risk based and seeks to identify patterns of activity in amounts that might be detrimental to a Fund.

Although these methods are designed to discourage market timing, there can be no guarantee that a Fund will be able to identify and restrict investors that engage in such activities. In addition, some of these methods are inherently subjective and involve judgment in their application. Each Fund and its service providers seek to make these judgments and applications uniformly and in a manner that they believe is consistent with interests of a Fund's long-term shareholders. Each Fund may amend these policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.

A Fund or its service providers maintain risk-based surveillance procedures designed to detect market timing in fund shares in amounts that might be detrimental to a Fund. Under these procedures, the Funds have requested that service providers to the Funds monitor transactional activity in amounts and frequency determined by the Funds to be significant to a Fund and in a pattern of activity that potentially could be detrimental to a Fund. If a Fund, in its sole discretion based on these or other factors, determines that a shareholder has engaged in market timing, it may refuse to process future purchases or exchanges into the Fund by that shareholder. These procedures may be modified from time to time as appropriate to improve the detection of market timing and to comply with applicable laws.

If trades are effected through a financial intermediary, each Fund or its service providers will work with the intermediary to monitor possible market timing activity. The Funds reserve the right to contact the intermediary to provide certain shareholder transaction information and may require the intermediary to restrict the shareholder from future purchases or exchanges in a Fund. Transactions by Fund shareholders investing through intermediaries may also be subject to the restrictions of the intermediary's own frequent trading policies, which may differ from those of the Funds. The Funds may defer to an intermediary's frequent trading policies with respect to those shareholders who invest in the Funds through such intermediary. The Funds will defer to an intermediary's policies only after the Funds determine that the intermediary's frequent trading policies are reasonably designed to deter transactional activity in amounts and frequency that are deemed to be significant to a Fund and in a pattern of activity that potentially could be detrimental to the Fund. Shareholders should consult with the intermediary to determine if additional frequent trading restrictions apply to their Fund transactions.

The Funds reserve the right to restrict, reject or cancel within a reasonable time, without prior notice, any purchase or exchange order for any reason.

OTHER PURCHASE INFORMATION
For purposes of calculating the purchase price of Fund shares, a purchase order is received by the Trust on the day that it is in "good order" unless it is rejected by the Transfer Agent. For a cash purchase order of Fund shares to be in "good order" on a particular day, a check or money wire must be received on or before the close of the NYSE (generally 4:00 p.m., Eastern time) on that day. If the payment is received by the Trust after the deadline, the purchase price of Fund shares will be based upon the next determination of net asset value of Fund shares. No currency, third party checks, foreign checks, starter checks, credit card checks, traveler's checks or money orders will be accepted. In the case of a purchase in-kind of shares, such purchase order will be rejected if the investor's securities are not placed on deposit at DTC, or other appropriate depository, prior to 10:00 a.m., Eastern time.

The Trust reserves the right, in its sole discretion, to suspend the offering of shares of a Fund or to reject purchase orders when, in its judgment, such suspension or rejection would be in the best interests of the Trust or a Fund. The Trust discourages market timing and maintains procedures designed to provide reasonable assurances that such activity will be identified and terminated, including the imposition of the redemption fee. You may be subject to a fee of 2% if you redeem or exchange your shares within 30 days of purchase. See "Redeeming Shares." Purchases of each Fund's shares may be made in full or in fractional shares of such Fund (calculated to three decimal places). In the interest of economy and convenience, certificates for shares will not be issued.

A note on mailing procedures: If two or more members of a household own the Funds, we economize on Fund expenses by sending only one financial report and prospectus. If you need additional copies or do not want your mailings to be "householded", please call the Trust at 1-888-352-8387 or write to the Trust.

                         INDIVIDUAL RETIREMENT ACCOUNTS

Contributions to IRAs are subject to prevailing amount limits set by the Internal Revenue Service. For more information about IRAs, call the Trust at 1-888-352-8387. Please note the minimum initial investment requirements for each Fund as set forth above under "Investment Minimums." In its sole discretion, CSIM may waive the minimum initial investment requirements.

                                REDEEMING SHARES

Shares of the Funds may be redeemed by mail, or, if authorized by an investor in an Account Application, by telephone. The value of shares redeemed may be more or less than the original cost of those shares, depending on the market value of the investment securities held by the particular Fund at the time of the redemption and on any expenses and charges attributable thereto. CSIM may waive the application of the short-term redemption fee, discussed above in the "Purchasing Shares" section, for 401(a), 401(k), 457 and 403(b) retirement plan, charitable giving funds, unregistered separate accounts and registered investment companies.

As noted above in the "Purchasing Shares" section, if you deal directly with an Intermediary, you should contact your Intermediary for more information about how to redeem Fund shares.

BY MAIL
The Trust will redeem its shares at the net asset value per share next determined after the request is received in "good order." See "How the Trust Prices Shares of the Funds." Requests should be addressed to Laudus Institutional Trust, P.O. Box 8032, Boston, Massachusetts 02266.

To be in "good order," a request must include the following documentation:

     (a) a letter of instruction specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;
     (b) any required signature guarantees; and
     (c) other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

SIGNATURE GUARANTEES
To protect shareholder accounts, the Trust and the Transfer Agent from fraud, signature guarantees may be required to enable the Trust to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for: (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) at the registered address,
(2) redemptions if your account address has changed within the last 10 business days, (3) share transfer requests, and (4) redemptions where the proceeds are wired in connection with bank instructions not already on file with the Transfer Agent. Signature guarantees may be obtained from certain eligible financial institutions, including but not limited to, the following: U.S. banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities and Transfer Association Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP") or the New York Stock Exchange Medallion Signature Program ("MSP"). Signature guarantees from non-U.S. banks that do not include a stamp may require a U.S. consulate stamp. Shareholders may contact the Trust at 1-888-352-8387 for further details.

BY TELEPHONE
Provided the telephone redemption option has been authorized by an investor in an Account Application, a redemption of shares may be requested by calling the Trust at 1-888-352-8387 and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. If the telephone redemption option or the telephone exchange option (as described below) is authorized, the Transfer Agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding and the shareholder, not the Trust or the Transfer Agent, bears the risk of loss in the event of unauthorized instructions reasonably believed by the Transfer Agent to be genuine. The Transfer Agent will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed in connection with transactions initiated by telephone include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone. Payments on telephone redemptions will be suspended for a period typically expected not to exceed 10 business days following a telephonic address change.

EARLY REDEMPTIONS AND MARKET TIMING
Shares redeemed or exchanged within 30 days of purchase, which shall be calculated to include the 30th day, will be subject to a fee of 2%, which is intended to limit short-term trading in the Funds, or to the extent that short-term trading persists, to impose the costs of that type of activity on the shareholders who engage in it. Such fee will be paid to the Funds. The Trust reserves the right, in its sole discretion, to waive such fee when, in its judgment, such waiver would be in the best interests of the Trust or a Fund. The Trust may waive the redemption fee for retirement plans, charitable giving funds, unregistered separate accounts and registered investment companies. While the Funds discourage mutual fund market timing and maintain procedures designed to provide reasonable assurances that such activity will be identified and terminated, including the imposition of the redemption fee described above, no policy or procedure can guarantee that all such activity will in fact be identified or that such activity can be completely eliminated.

FURTHER REDEMPTION INFORMATION
The Trust will not make payment on redemptions of shares purchased by check until payment of the purchase price has been collected, which may take up to fifteen days after purchase. Shareholders can avoid this delay by utilizing the wire purchase option.

The Funds reserve the right to redeem your shares in-kind in accordance with the Funds' procedures and applicable regulatory requirements. If CSIM determines that it would not be in the best interests of the remaining shareholders of a Fund to make a redemption payment wholly or partly in cash, such Fund may instead pay the redemption price in whole or in part by a distribution in-kind of readily marketable securities held by such Fund. The Trust may commit itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of: (i) $250,000, or (ii) one percent of the net asset value of such Fund at the beginning of such period. Securities used to redeem Fund shares in-kind will be valued in accordance with the Funds' procedures for valuation described under "How the Trust Prices Shares of the Funds." Securities distributed by a Fund in-kind will be selected by the Subadviser, under CSIM's supervision, in light of each Fund's objective and generally will be a pro rata distribution of each security held in a Fund's portfolio. Investors may incur brokerage charges on the sale of any securities received in payment of redemptions.

The Trust reserves the right to delay settlement for redemptions received in good order for up to seven days. The Trust may suspend the right of redemption and may postpone payment for a reasonable period when the NYSE is closed for other than weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission ("SEC"), during periods when trading on the NYSE is restricted or during an emergency declared by the SEC which makes it impracticable for the Funds to dispose of their securities or to determine the value of their net assets fairly, or during any other period permitted by the SEC for the protection of investors.

Due to local restrictions certain emerging markets may not permit in-kind transactions.

                               EXCHANGING SHARES

As noted above in the "Purchasing Shares" section, if you deal directly with an Intermediary, you should contact your Intermediary for more information about how to exchange Fund shares. Upon request, and subject to certain limitations, shares of a Fund may be exchanged into shares of any other Fund of the Trust. If you deal directly with an Intermediary, please contact your Intermediary to learn more about exchange limitations that may apply. All other investors should contact the Trust at 1-888-352-8387. Although the Trust has no current intention of terminating or modifying the exchange privileges, it reserves the right to do so at any time. An exchange of your shares for shares of another Laudus Institutional Fund is taxable as a sale of a security on which a gain or loss may be recognized. Shareholders should receive written confirmation of an exchange within a few days of the completion of the transaction. A new account opened by exchange must be established with the same name(s), address(es) and social security number(s) as the existing account. All exchanges will be made based on the respective net asset values next determined following receipt of the request by the Funds containing the information indicated below.

EXCHANGE BY MAIL
To exchange Fund shares by mail, shareholders should simply send a letter of instruction to the Trust. The letter of instruction must include: (a) the investor's account number; (b) the Fund from and the Fund into which the exchange is to be made; (c) the dollar or share amount to be exchanged; and (d) the signatures of all registered owners or authorized parties.

EXCHANGE BY TELEPHONE
To exchange Fund shares by telephone, to ask questions about the exchange privileges or to learn about what conditions and limitations may apply to the exchange privileges, shareholders may call the Trust at 1-888-352-8387. If you wish to exchange shares, please be prepared to give the telephone representative the following information: (a) the account number, social security number and account registration; (b) the name of the Fund from which and the Fund into which the exchange is to be made; and (c) the dollar or share amount to be exchanged. Telephone exchanges are available only if the shareholder so indicates by checking the "yes" box on the Account Application. The Trust employs procedures, including recording telephone calls, testing a caller's identity, and written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that a Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. A Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

The Trust reserves the right to suspend or terminate the privilege of exchanging shares of the Fund by mail or by telephone at any time.

                    HOW THE TRUST PRICES SHARES OF THE FUNDS

The Funds are open for business each day that the NYSE is open. The Funds calculate their share price each business day as of the close of the NYSE (generally 4:00 p.m. Eastern time). A Fund's share price is its net asset value per share, or NAV, which is the Fund's net assets divided by the number of its outstanding shares. Purchases and redemptions will be effected at the NAV next determined after a Fund receives a purchase or redemption request in good order.

In valuing its securities, the Trust uses the current market value if one is readily available. Securities held by a Fund for which market prices are not readily available or for which the Adviser deems the market price to be unreliable are valued in accordance with fair value procedures established by the Board of Trustees. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. A Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available. Shareholders should be aware that because foreign markets are often open on weekends and other days when the Funds are closed, the value of the Funds' portfolios may change on days when it is not possible to buy or sell shares of the Funds.

When valuing fixed income securities with remaining maturities of more than 60 days, the funds use the value of the security provided by pricing services. The pricing services may value fixed income securities at an evaluated price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. When valuing fixed income securities with remaining maturities of 60 days or less, a fund may use the security's amortized cost, which approximates the security's market value.

                                 DISTRIBUTIONS

Each Fund intends to pay out as dividends substantially all of its net income and net short-term and long-term capital gains (after reduction by any available capital loss carry-forwards). The Funds' policy is to declare and pay distributions of its dividends and interest annually although it may do so more frequently as determined by the Trustees of the Trust. Each Fund's policy is to distribute net short-term capital gains and net long-term gains annually, although it may do so more frequently as determined by the Trustees of the Trust to the extent permitted by applicable regulations. The amount of any distribution will change and there is no guarantee the Funds will declare and pay dividend income or distribute a capital gain.

All dividends and/or distributions will be paid out in the form of additional shares of the relevant Fund to which the dividends and/or distributions relate at net asset value unless the shareholder elects to receive cash. Shareholders may make this election by marking the appropriate box on the Account Application or by writing to the Trust.

If you elect to receive distributions in cash and checks are returned and marked as "undeliverable" or remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

                                     TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE, AND LOCAL INCOME TAXES.

Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and to meet all requirements necessary to avoid paying any federal income or excise taxes. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2010, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. Each Fund will notify its shareholders as to what portion of Fund distributions are designated as qualified dividend income.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or in the form of additional shares of the Fund to which the distribution relates. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale. The gain or loss generally will be treated as short term if you held the shares for 12 months or less, long term if you held the shares for longer.

Long-term capital gain rates applicable to individuals have been temporarily reduced--in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets--for taxable years beginning on or before December 31, 2010.

Each Fund will provide federal tax information annually, including information about dividends and distributions paid during the preceding year.

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A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, a Fund's return on those securities would be decreased. In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate a Fund's recognition of ordinary income and may affect the timing or amount of a Fund's distributions. If more than 50% of a Fund's assets at fiscal year-end is represented by debt and equity securities of foreign corporations, the Funds intend to elect to permit shareholders who are U.S. citizens, resident aliens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax returns for their pro rata portion of qualified taxes paid by a Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Code. For the purposes of the foreign tax credit, each such shareholder would include in gross income from foreign sources its pro rata share of such taxes. Certain limitations imposed by the Code may prevent shareholders from receiving a full foreign tax credit or deduction for their allocable amount of such taxes.

To the extent such investments are permissible for a Fund, the Fund's transactions in options, futures contracts, hedging transactions, forward contracts, equity swap contracts and straddles will be subject to special tax rules (including mark-to-market, constructive sale, straddle, and wash sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. A Fund's use of such transactions may result in the Fund realizing more short-term capital gains (subject to tax at ordinary income tax rates) and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

The foregoing is a general summary of the federal income tax consequences of investing in a Fund to shareholders who are U.S. citizens or U.S. corporations. Shareholders should consult their own tax advisers about the tax consequences of an investment in a Fund in light of each shareholder's particular tax situation. Shareholders should also consult their own tax advisers about consequences under foreign, state, local or other applicable tax laws.

                 DISCLOSURE OF PORTFOLIO SECURITIES INFORMATION

The Funds may make various types of portfolio securities information available to shareholders. The Funds generally post on their website at www.laudusfunds.com, in the "Analysis & Commentary" section, a detailed list of the securities held by each Fund (under "Portfolio Holdings"), as of the most recent calendar quarter-end. This list is generally updated within 30 days after the end of the calendar quarter. CSIM may exclude any portion of these portfolio holdings from publication when deemed in the best interest of a Fund. Further information regarding the Funds' policy and procedures on the disclosure of portfolio securities information is available in the SAI. In addition, shareholders can learn more about the availability of portfolio securities information by calling the Funds at 1-888-352-8387.

 22
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                                                             (LAUDUS FUNDS LOGO)

                                                 COMMAND PERFORMANCE(TM)

FOR MORE INFORMATION ABOUT THE FUNDS:

STATEMENT OF ADDITIONAL INFORMATION (SAI):
The SAI provides additional information about the Funds. It is incorporated by reference into this Prospectus and is legally considered a part of this Prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS:
Additional information about the Funds' investments is available in the Funds' Annual and Semi-Annual Reports to shareholders. In the Funds' Annual Report, you will find a discussion of market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

You may review and copy, for a fee, the Trust's Annual and Semi-Annual Reports and the SAI in person at, or by writing to, the Public Reference Section of the Commission, Washington D.C. 20549-0102, or by electronic request via e-mail at the following address: publicinfo@sec.gov. Information on the operation of the Commission's Public Reference Room can be obtained by calling 1-202-551-8090. You may obtain reports and other information about the Funds for free from the EDGAR database on the Commission's website at http://www.sec.gov.

You may also obtain free copies of the SAI and the Annual and Semi-Annual Reports on the Funds' website at www.laudus.com. To request that a copy of the SAI and the Annual and Semi-Annual Reports be mailed to you, free of charge, or to request other information about the Funds or make shareholder inquiries, you may contact the Funds at:

Laudus Institutional Trust
P.O. Box 8032
Boston, Massachusetts 02266
1-888-352-8387

Laudus Institutional Trust
Investment Company Act File No. 811-8759
REG41541FLT-02 (4/2008)